SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 1999

                               -------------------

                          CONCENTRA MANAGED CARE, INC.

             (Exact name of Registrant as specified in its charter)

       DELAWARE                    000-22751                    04-3363415
   (State or other          (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                        Identification Number)
    incorporation)

   312 UNION WHARF
BOSTON, MASSACHUSETTS                                              02109
(Address of principal                                            (Zip code)
  executive offices)

    Registrant's telephone number, including area code: (617) 367-2163

                                 NOT APPLICABLE
                  (former address if changed since last report)

ITEM 5. OTHER EVENTS

See the press release attached hereto as Exhibit 99.1 dated July 20, 1999 announcing Concentra Managed Care, Inc's ("the Company") commencement of tender offers for the Company's 6% Convertible Subordinated Notes due 2001 and its 4.5% Convertible Subordinated Notes due 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.1     Press Release of the Registrant dated July 20, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CONCENTRA MANAGED CARE, INC.
                                     (Registrant)

                                     By: /s/ Richard A. Parr II
                                     --------------------------
                                     Name:  Richard A. Parr II
                                     Title: Executive Vice President,
                                            General Counsel &
                                            Secretary

Date:    July 20, 1999

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1     Press Release of Registrant dated July 20, 1999

                                  EXHIBIT 99.1

Contact:   Thomas E. Kiraly
           Executive Vice President and
           Chief Financial Officer
           (617) 367-2163, Ext. 5101


                 CONCENTRA MANAGED CARE COMMENCES TENDER OFFERS
               FOR ITS 6% CONVERTIBLE SUBORDINATED NOTES DUE 2001
              AND ITS 4.5% CONVERTIBLE SUBORDINATED NOTES DUE 2003

     BOSTON, Mass. (July 20, 1999) - Concentra Managed Care, Inc. (Nasdaq/NM:
CCMC) ("Concentra" of the "Company") today announced that it has commenced tender offers to purchase all of its outstanding 6% Convertible Subordinated Notes due 2001 for a cash purchase price of $1,002.50 per $1,000 principal amount of such notes, plus accrued and unpaid interest up to, but not including, the date of payment and all of its outstanding 4.5% Convertible Subordinated Notes due 2003 for a cash purchase price oif $1,001.25 per $1,000 principal amount of such notes, plus accrued and unpaid interest up to, but not including, the date of payment.

     The tender offers will expire at 5:00 p.m., New York City time, on Tuesday, August 17, 1999, unless extended.

     Donaldson, Lufkin & Jenrette is the Dealer Manager and MacKenzie Partners is the Information Agent for the tender offers.

     Concentra Managed Care is the leading provider and comprehensive outsource solution for cost containment and fully integrated care management in the occupational, auto, and group healthcare markets. Concentra offers prospective and retrospective services to employers and insurers of all sizes, providing pre-employment testing, loss prevention services, first report of injury, injury care, specialist networks and specialized cost containment to the disability and automobile injury markets. Currently, the Company operates the nation's largest network of occupational healthcare centers, managing the practices of approximately 334 physicians located in 188 centers in 55 markets in 29 states. The Company has approximately 1,100 field case managers who provide medical management and return to work services in 49 states, the District of Columbia, and Canada. The Company also has 84 service locations that provide specialized cost containment services including utilization management, telephonic case management, first notice of loss reporting, and retrospective bill review.

     This news release is neither an offer to purchase nor a solicitation of an offer to sell securities.

                                     -END-